UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2020

Talos Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38497	82-3532642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Clay Street, Suite 3300 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 328-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	TALO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Explanatory Note

On March 2, 2020, Talos Energy Inc. (the “Company”) filed a Current Report on Form 8-K (the “Prior Report”) with the U.S. Securities and Exchange Commission (the “SEC”) announcing the consummation of a previously announced acquisition of the outstanding limited liability company interests in certain wholly owned subsidiaries (the “Acquisitions”) of each of ILX Holdings, LLC, a Delaware limited liability company (“ILX Holdings”), ILX Holdings II, LLC, a Delaware limited liability company (“ILX Holdings II”), ILX Holdings III, LLC, a Delaware limited liability company (“ILX Holdings III”) and Castex Energy 2014, LLC, a Delaware limited liability company (“Castex 2014” and, together with ILX Holdings, ILX Holdings II and ILX Holdings III, the “Riverstone Sellers”) and Castex Energy 2016, LP, a Delaware limited partnership (“Castex 2016” and, together with the Riverstone Sellers, the “Sellers”) pursuant to separate Purchase and Sale Agreements, dated as of December 10, 2019, as amended from time to time, between the Company, Talos Production Inc., a Delaware corporation (“Talos Production”), and each of the Sellers. The Acquisitions were consummated on February 28, 2020, with such Acquisitions having an effective date of July 1, 2019. The Prior Report was amended on May 13, 2020 to incorporate by reference and include, respectively, certain historical financial statements and pro forma financial information relating to the Acquisitions. This Current Report on Form 8-K is being filed to provide certain additional historical financial statements and pro forma financial information relating to the Acquisitions.

Item 8.01	Other Events.

This Current Report includes the following historical financial statements as exhibits 99.1 through 99.4:

The historical audited consolidated financial statements of ILX Holdings, LLC and subsidiaries as of and for the year ended December 31, 2019, and the related notes thereto, together with the report of Deloitte & Touche LLP, independent auditors, concerning those statements and related notes, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

The historical audited consolidated financial statements of ILX Holdings II, LLC and subsidiaries as of and for the year ended December 31, 2019, and the related notes thereto, together with the report of Deloitte & Touche LLP, independent auditors, concerning those statements and related notes, are filed herewith as Exhibit 99.2 and incorporated herein by reference.

The consolidated financial statements of Castex Energy 2014, LLC as of and for the fiscal years ended December 31, 2019 and 2018, and the related notes thereto, together with the report of BDO USA, LLP, independent auditor, concerning those statements and related notes, are filed herewith as Exhibit 99.3 and incorporated herein by reference.

The consolidated financial statements of Castex Energy 2016, LP as of and for the fiscal years ended December 31, 2019 and 2018, and the related notes thereto, together with the report of BDO USA, LLP, independent auditor, concerning those statements and related notes, are filed herewith as Exhibit 99.4 and incorporated herein by reference.

This Current Report includes the following pro forma financial information as Exhibit 99.5:

The unaudited pro forma condensed combined financial statements of the Company as of and for the year ended December 31, 2019, giving effect to the Acquisition and related financing transactions, is filed herewith as Exhibit 99.5 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report includes the following reserves information as Exhibits 99.6 and 99.7:

The Netherland, Sewell & Associates, Inc. reserve report of ILX Holdings, LLC as of December 31, 2019.

The Netherland, Sewell & Associates, Inc. reserve report of ILX Holdings II, LLC as of December 31, 2019.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

23.1*	Consent of Deloitte & Touche LLP

23.2*	Consent of Deloitte & Touche LLP

23.3*	Consent of BDO USA, LLP

23.4*	Consent of BDO USA, LLP

23.5*	Consent of Netherland, Sewell & Associates, Inc.

23.6*	Consent of Netherland, Sewell & Associates, Inc.

99.1*	Historical Audited Consolidated Financial Statements of ILX Holdings, LLC and subsidiaries as of and for the year ended December 31, 2019.

99.2*	Historical Audited Consolidated Financial Statements of ILX Holdings II, LLC and subsidiaries as of and for the year ended December 31, 2019.

99.3*	Historical Audited Consolidated Financial Statements of Castex Energy 2014, LLC as of and for the years ended December 31, 2019 and 2018.

99.4*	Historical Audited Consolidated Financial Statements of Castex Energy 2016, LP as of and for the years ended December 31, 2019 and 2018.

99.5*	Talos Energy Inc. Unaudited Pro Forma Condensed Combined Financial Statements as of and for the year ended December 31, 2019.

99.6*	Netherland, Sewell & Associates, Inc. Reserve Report of ILX Holdings, LLC as of December 31, 2019.

99.7*	Netherland, Sewell & Associates, Inc. Reserve Report of ILX Holdings II, LLC as of December 31, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2020

TALOS ENERGY INC.

By:	/s/ William S. Moss III
Name:	William S. Moss III
Title:	Executive Vice President, General Counsel and Secretary

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